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                                                                      Exhibit 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     We have issued our report dated June 26, 2002, accompanying the financial statements and schedule included in the Form 11-K for the year ended December 31, 2001. We hereby consent to the incorporation by reference of said report in the Company's previously filed Registration Statement File No. 333-56377.




/s/GRANT THORNTON LLP


Cleveland, Ohio
June 30, 2002